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                                                                    EXHIBIT 23.3


           CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS


     We hereby consent to the reference to our firm by Prize Energy Corporation in its Form 10-K for the year ended December 31, 1999.


                                 NETHERLAND, SEWELL & ASSOCIATES, INC.

                                 By: /s/ FREDERIC D. SEWELL
                                    ---------------------------------
                                    Frederic D. Sewell
                                    President


Dallas, Texas
March 28, 2000